Exhibit 99.1

1166 Avenue of the Americas 15th Floor New York, NY 10036 Tel: +1 212 247 1010 www.fticonsulting.com

May 31, 2023

Nate Buhrman
Chief Financial Officer
Allo Communications LLC
610 Broadway St.
Imperial, NE 69033

and

Morgan Stanley & Co. LLC
1585 Broadway, 4th Floor
New York, NY  10036

Independent Advisor’s Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the addressees (the “Specified Users”), with respect to a portfolio of fiber contracts in conjunction with the proposed offering of Allo Issuer, LLC Secured Fiber Network Revenue Notes, Series 2023-1 (the “Transaction”). Allo Communications LLC (together with any subsidiaries or affiliates, “Allo” or the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.
•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

I.	Comparisons and Recomputations of Certain Customer Agreement Characteristics

1.
On May 25, 2023, we were provided by the Company with a computer-generated data file which contained certain “Customer Agreement Characteristics”, as delineated in Exhibit A (Item 4), (the “Customer Agreements Data File”) with respect to 97,372 fiber customer agreements active as of March 31, 2023 (the “Cut-Off Date”).  Representatives of the Issuer non-statistically selected 100 customers from the Data File that were operational as of the Cut-Off Date for detailed testing (the “Sample Agreements”).

May 31, 2023

2.
For each of the Sample Agreements, we compared and/or recomputed the Customer Agreement Characteristics listed in Exhibit A as per the Customer Agreements Data File to corresponding documents as identified in Exhibit A, all of which were provided by the Company. As summarized in attached Exhibit B (Item 5), we noted no exceptions during the course of our testing.

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We make no representations as to (i) the accuracy of the information set forth in the Customer Agreements Data File, (ii) the actual characteristics or existence of the underlying documents or data comprising the Customer Agreements Data File (other than with respect to the procedures described herein relating to either the Sample Agreements) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments.  Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Yours truly,

May 31, 2023

Exhibit A / Item 4

Agreed Upon Procedures

Using non-statistical sampling techniques, Representatives of the Issuer non-statistically selected 100 customers from the population included in the Customer Agreements Data File and FTI will perform the following procedures with respect to the below noted Customer Agreements Data File Fields:

Customer Agreement Characteristics
1.            Match ID (for informational purposes only)
2.            Customer
3.            City
4.            Service Address (For selections with multiple service addresses, agree to customer invoice and internal reporting system for customers with rate activity.)
5.            Unit # (If Applicable; for selections with multiple unit numbers, agree  sub-selection of units to customer invoice and internal reporting system.)
6.            Connection Date (For selections with multiple connection dates, agree sub-selection of connection dates to internal reporting system.)
7. Customer Type 8. Zoning Type (For selections with multiple zoning types, agree sub-selection of zoning types to internal reporting system.) 9. Rate (AC – Internet, AC – Phone, AC – TV, other)

Compare Customer Agreement Characteristics 2 through 9 to the corresponding information set forth on or derived from the “Customer Agreement” as evidenced by the customer invoice and support from the internal reporting system provided by the Company.

The customer agreement information indicated above and any other related documents provided in support of the Customer Agreement Characteristics were provided by representatives of the Issuer and are collectively referred to hereinafter as the “Customer Agreement Characteristic Documentation.”

May 31, 2023

Exhibit B / Item 5

No exceptions were noted during the course of our testing procedures.